Lincoln Variable Insurance Products Trust
Lincoln Nasdaq-100 Buffer Fund Jun (the “Fund”)
Supplement Dated June 9, 2023 to each Fund’s Prospectus and Summary Prospectus Dated May 1, 2023
This Supplement provides information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus (“Prospectus”).
As described in the Fund’s Prospectus, an investment in shares of the Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an Outcome Period. The Fund’s next Outcome Period is the one-year period June 16, 2023 to June 14, 2024. The Outcomes for the Fund will be based upon the Invesco QQQ TrustSM Series 1 (“Underlying ETF”). As of June 8, 2023, the Fund’s Cap is expected to fall within the range set forth below:

Fund Name	Estimated Cap Range
Lincoln Nasdaq-100 Buffer Fund Jun	17.04% to 20.36% before Fund expenses (16.19% to 19.51% after Fund expenses for Standard Class) (15.84% to 19.16% after Fund expenses for Service Class)
The Fund's Cap will be finally determined on the Commencement Date. A supplement to the Fund's Prospectus will be filed on or about the Commencement Date to provide the Fund's final Cap information. Updated Cap information will also be available at http://lincolnfinancial.com/definedoutcomefunds, before and during the Outcome Period.
Please keep this Supplement with your Prospectus and other important records.